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                                                                   Exhibit 10.61
                           I.C. ISAACS & COMPANY, INC.
                             SHAREHOLDERS' AGREEMENT


         This SHAREHOLDERS' AGREEMENT (the "Agreement") dated August 9th, 1999 is by and among I.C. Isaacs & Company, Inc., a Delaware corporation having its principal office and place of business at 3840 Bank Street, Baltimore, Maryland 21224-2522 (the "Corporation"), and the shareholders whose names are set forth in SCHEDULE A hereto (the "Shareholders" and each a shareholder).

         WHEREAS, Latitude Licensing Corp. (the "Initial Shareholder") is the beneficial owner of 500,000 shares of the Common Stock of the Corporation (the "Shares");

         WHEREAS, the Initial Shareholder and the Corporation wish to provide for the disposition of the Shares upon the occurrence of certain events, and to that end, have agreed to execute this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter provided, the parties to this Agreement, on behalf of themselves and their successors and assigns, agree as follows:

1. DEFINITIONS

         The following terms shall have the meanings set forth in this Section
1:

         AFFILIATE. Affiliate shall mean any person or entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Corporation (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, "control" shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

         CHANGE OF CONTROL TRANSACTION. Change of Control Transaction shall mean a transaction that involves (i) the sale of all or substantially all of the assets of the Company, (ii) the sale of more than fifty percent (50%) of the outstanding Common Stock in a non-public sale, (iii) the dissolution or liquidation of the Company, or (iv) any merger or consolidation of the Company, if immediately after any such transaction either (A) persons who were directors of the Company immediately prior to such transaction do not constitute at least a majority of the directors of the surviving entity or (B) persons who hold a majority of the voting stock of the surviving entity are not persons who held a majority of the Common Stock of the Company immediately prior to such transaction.

         COMMON STOCK. Common Stock shall mean the issued and outstanding common stock, par value $.0001, of the Corporation.

         EXCHANGE ACT. Exchange Act shall mean the Securities Exchange Act of 1934, as amended.
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         GROUP. Group shall have the meaning set forth in Section 13(d)(3) of the Exchange Act.

         INVOLUNTARY TRANSFER. Involuntary Transfer shall mean any transfer, proceeding or action by or in which a Shareholder shall be deprived or divested of any right, title or interest in or to any of the Stock, including, without limitation, any seizure under levy of attachment or execution, any transfer in connection with bankruptcy (whether pursuant to the filing of a voluntary or an involuntary petition under the United States Bankruptcy Code, as amended, or any modifications or revisions thereto) or other court proceeding to a debtor in possession, trustee in bankruptcy or receiver or other officer or agency or any transfer to a state or to a public officer or agency pursuant to any statute pertaining to escheat or abandoned property.

         MARKET VALUE. Market Value of the Offered Shares shall have the following meaning:

                  (i) If, as of the date of a Transfer Notice, the Corporation is a Reporting Company, the Market Value of the Common Stock for any purpose shall mean the last reported sale price per share of Common Stock, on the date of the Transfer Notice or, in case no such sale takes place on such date, the average of the closing bid and asked prices in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market, or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Board or by such other source or sources as shall be selected in good faith by the Board. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market, any business day.

                  (ii) If, as of the date of a Transfer Notice, the Corporation is not a Reporting Company, the Market Value shall be the appraised fair market value of the Offered Shares as of the date of the Transfer Notice, as determined by an independent appraiser of recognized standing selected by the Corporation.

         OFFERED SHARES. Offered Shares shall have the meaning set forth in
Section 2.A. hereof.

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         REPORTING COMPANY. Reporting Company shall mean a company the common stock of which is registered under Section 12 of the Securities Exchange Act of 1934, as amended.

         STOCK. Stock shall mean the Shares and any capital stock of the Corporation or any of its successors or assigns issued in respect thereof pursuant to a stock split, stock dividend, recapitalization or otherwise.

         TRANSFER NOTICE. Transfer Notice shall have the meaning set forth in
Section 2.A. hereof.

2. RESTRICTIONS ON DISPOSITION

         A. RIGHTS OF FIRST REFUSAL OF COMMON STOCK. (i) Except as otherwise provided in Subsection D. below, before any Stock may be voluntarily sold or transferred by a Shareholder (a "Transferring Shareholder"), such Transferring Shareholder shall first provide written notice of the proposed sale or transfer to the Corporation, which notice shall include the number of shares of Stock proposed for transfer (the "Offered Shares"), the price per share of Stock to be transferred, (the "Offer Price"), the name of the proposed transferee or, if the shares are proposed to be transferred on the stock market, the name of the proposed broker (the "Proposed Transferee"), a representation that the agreement to sell or transfer constitutes a bona-fide offer to purchase and all other terms and conditions of the transfer (the "Transfer Notice").

                  (ii) The Corporation shall then have the right to purchase some or all of the Offered Shares at the lesser of the Offer Price or Market Value. Such right of first refusal shall be exercisable upon written notice to the Transferring Shareholder within fifteen (15) days following the date of the Transfer Notice (the "First Refusal Period"), which notice shall specify the number of Offered Shares to be purchased by the Corporation.

                  (iii) If, upon termination of the First Refusal Period, the Corporation has not exercised its right of first refusal with respect to some or all of the Offered Shares, the Transferring Shareholder may sell such non-elected Shares to the Proposed Transferee at any time within three months after the termination of the First Refusal Period without again complying with this Section 2.

         B. INVOLUNTARY TRANSFERS. Any Involuntary Transfer of Stock by a Shareholder (an "Involuntary Transferor") shall be subject to the rights of first refusal set forth in Section 2.A. as if the Involuntary Transfer had been a proposed voluntary transfer of Stock except that:

                  (i) the provisions of Subsection 2.A.(i) shall not apply, but the Involuntary Transferor shall notify the Corporation immediately upon obtaining knowledge of the Involuntary Transfer;

                  (ii) the First Refusal Period shall run from the date of receipt by the Corporation of the notice of Involuntary Transfer;


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                  (iii) such right of first refusal shall be exercised by notice to the Involuntary Transferee rather than to the Shareholders; and

                  (iv) The purchase price for the Offered Shares shall be Market Value.

         C. SETTLEMENT. If the Corporation elects to exercise its right of first refusal to acquire all or any portion of the Offered Shares, settlement shall be made within 30 days of the Transfer Notice.

         D. PERMITTED TRANSFERS. Nothing in this Section 2 shall prohibit the transfer by a Shareholder of Stock (a) to an Affiliate of the Shareholder or (b) to the Corporation. Any successor or transferee who receives Stock pursuant to an event described in clause (a) above shall, as a condition of such transfer, enter into an agreement to be bound by the provisions of this Agreement in its entirety and shall be deemed to be a "Shareholder" hereunder, and SCHEDULE A hereto shall be amended to include the name of such successor or transferee.


3. "DRAG-ALONG" RIGHTS

         If shareholders of the Corporation holding a majority of the Common Stock subject to that certain Second Amended and Restated Shareholders' Agreement dated June 30, 1999 (the "Original Shareholders' Agreement") indicate in writing that they will vote in favor of a Change of Control Transaction involving the Corporation, the Corporation may require the Shareholders to participate in such transaction on the same terms and conditions as the shareholders whose shares are subject to the Original Shareholders' Agreement (the "Participating Shareholders") by giving the Shareholders written notice thereof at least 30 days in advance of the date of closing of the Change in Control Transaction. Upon receipt of such notice, each of the Shareholders shall tender the same proportion of Stock owned by it as the Participating Shareholders will sell on the same terms and conditions applicable to the Stock of the Participating Shareholders in the transaction.

4. REGISTRATION RIGHTS

         To the extent that the Corporation grants registration rights to one or more of the Participating Shareholders under a registration statement filed with the Securities and Exchange Commission (a "Registration Statement"), each of the Shareholders shall have the right to sell a number of shares of Stock to be registered under the Registration Statement equal to the number of shares of Stock directly owned by such Shareholder multiplied by a fraction, the numerator of which is equal to the number of shares of Common Stock owned by Participating Shareholders that are to be registered pursuant to the Registration Statement and the denominator of which is equal to the total number of shares of Common Stock owned by the Participating Shareholders.

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5. LEGENDS ON CERTIFICATES

         The certificates evidencing the Stock held by the Shareholders shall bear any legends required by federal or state securities law and the following legend required by Section 202 (a) of the Delaware General Corporation Law:


                  "The shares represented by this Certificate are subject to a Shareholders' Agreement dated as of August ___, 1999, a copy of which is on file at the office of the Corporation and will be furnished to any prospective purchaser on request. Such Shareholders' Agreement provides, among other things, for certain restrictions on the sale, transfer, pledge, hypothecation or disposition of the Shares represented by this Certificate."


6. ARBITRATION OF DISPUTES

         Any dispute regarding any aspect of this Agreement or any act which allegedly has or would violate any provision of this Agreement will be submitted to binding arbitration. Such arbitration shall be conducted before an arbitrator sitting in Baltimore, Maryland or in such other location as may be agreed upon by the Corporation and the Shareholders, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the award of the arbitrator in any court having competent jurisdiction.

7. BENEFIT

         Except upon the occurrence of a termination event as provided in
Section 16, this Agreement shall be binding upon and shall operate for the benefit of the parties hereto, their respective successors and assigns.

8. INVALIDITY OF ANY PROVISION

         The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and the Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted, provided that the parties shall negotiate in good faith to replace the invalid provision with a valid provision reflecting the same balance of economic interests.

9. MODIFICATION OF AGREEMENT

         No modification, amendment or waiver of any of the provisions of this Agreement shall be valid unless made in writing and signed by the Corporation and Shareholders owning, in the aggregate, a majority of the Stock subject to this Agreement.

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10. FURTHER ACTION

         A. The Corporation shall not register, and shall instruct any transfer agent for the Common Stock not to register, on the books of the Corporation any transfer, pledge or encumbrance of any Stock subject to this Agreement, unless such transfer, pledge or encumbrance complies with terms of this Agreement and the Shareholders agree to provide the Corporation (or any such transfer agent) with such documents, including an opinion of counsel as to compliance with the terms of this Agreement, as the Corporation (or any such transfer agent) may reasonably request.

         B. A copy of this Agreement shall be made a part of the minutes of the Corporation.

11. ATTORNEY'S FEES AND COSTS

         If any action at law or in equity (including any arbitration proceeding under Section 6 above) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements, in addition to any other relief to which he may be entitled.

12. APPLICABLE LAW

         This Agreement shall be construed in accordance with the laws of the State of Delaware.

13. ENTIRE AGREEMENT

         This Agreement supersedes all agreements as to the subject matter hereof among the Shareholders and the Corporation including in each case amendments thereto, previously executed by the Shareholders and the Corporation. This Agreement sets forth all of the provisions, covenants, agreements, conditions and undertakings between the parties hereto with respect to the subject matter hereof, and superseded all prior and contemporaneous agreements and understandings express or implied, oral or written as to the subject matter hereof.

14. NOTICES

         Unless otherwise specified herein, all notices, requests, demands and other communications to be given under this Agreement shall be in writing and shall be deemed given if (i) delivered in person, or by United States mail, certified or registered, with return receipt requested, (ii) if sent by telex or facsimile transmission, with a copy mailed on the same day in the manner provided in (i) above, when transmitted and receipt is confirmed by telephone, or (iii) if otherwise actually delivered:

         TO THE CORPORATION:        3840 Bank Street, Baltimore, MD 21224-2522;

         TO ANY SHAREHOLDER:

                                    As the name and address of such Shareholder appears on the records of the Corporation;

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or at such other address as may have been furnished by such person in writing to the other parties. Any such notice, demand or other communication shall be deemed to have been given on the date actually delivered or as of the date mailed, as the case may be.

15. TERM OF AGREEMENT

         This Agreement shall be effective for a period of ten years from the date hereof.


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         IN WITNESS WHEREOF, the parties hereto have executed and sealed this
Agreement as of the day and year first above written.

                               I.C. ISAACS & COMPANY, INC.


                               By:   /s/ Robert J. Arnot
                                     ----------------------------------------
                                     Robert J. Arnot, Chief Executive Officer



                               LATITUDE LICENSING CORP.


                               By:     /s/  Pierre Martin
                                     ----------------------------------------
                                     Name: Pierre Martin
                                     Title: Vice President


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                                   SCHEDULE A

Latitude Licensing Corp.

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                                   EXHIBIT 5.2


        Immediately upon issuance of the shares to Latitude Licensing Corp. ("Latitude"), Latitude shall transfer the Shares to Wurzburg S.A. in accordance with the terms of the Agreement dated August 4, 1999 by and between Latitude and Mode et Textile, Developpement S.A.